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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
                  GLOBAL SCIENCES AND TECHNOLOGY INVESTMENTS

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated November 8, 2001 to the Prospectus dated July 31, 2001

The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on page 13 under "Financial Highlights."

The name "Large Capitalization Growth Investments" should read "Global Sciences and Technology Investments;" and the figure listed on this page for "Net Investment Losses (3)" should read "(0.02)" instead of "(0.2)."

TK 2096 07/01 S1

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